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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08657

                          Pioneer Equity Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through October 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                      Pioneer Equity
                      Income Fund

--------------------------------------------------------------------------------
                      Annual Report | October 31, 2013
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A         PEQIX
                      Class B         PBEQX
                      Class C         PCEQX
                      Class K         PEQKX*
                      Class R         PQIRX
                      Class Y         PYEQX
                      Class Z         PEZQX

                      * Share class was first publicly offered on
                        December 20, 2012.

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            9

Prices and Distributions                                                    10

Performance Update                                                          11

Comparing Ongoing Fund Expenses                                             18

Schedule of Investments                                                     20

Financial Statements                                                        27

Notes to Financial Statements                                               38

Report of Independent Registered Public Accounting Firm                     46

Trustees, Officers and Service Providers                                    47

                         Pioneer Equity Income Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff " tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer Equity Income Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Equity Income Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the12-month period ended October 31, 2013, and Pioneer Equity Income Fund's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income Fund.

Q How would you describe the market for equities during the 12-month period ended October 31, 2013, particularly for the types of equities deemed appropriate for the Fund?

A The 12-month period ended October 31, 2013, saw strong upward movement in United States share prices as measured by both the Russell 1000 Value Index, the Fund's benchmark, and the Standard & Poor's 500 Index. Looking at a chart of those two indices over the 12-month period, one sees that they moved almost completely in parallel and that every couple of months or so, in almost clock-like fashion, the indices saw a correction. After each correction, the indices continued their upward climb, and the trend line for shares prices as measured by the two indices was positive throughout the period.

    Some of the worries that appeared to cause the regular market sell-offs during the period had to do with Federal Reserve (Fed) monetary policy, debates in Washington, D.C., over the Federal budget and the national debt ceiling, international tensions, particularly with respect to Syria, and the occasional mixed signals coming from economic data releases. On the whole, though, corporate earnings remained strong, the economy continued expanding, and consumers kept spending, on everything from cars and houses to vacations and clothing. In addition, dividends* provided support for share prices and merger-and-acquisition activity sparked speculative interest in the stock market. Each time the market dipped during the period, more investors seemed to regard the dips as buying opportunities rather than as a sign to sell, and share prices encouragingly bounced back. The 12-month period was in fact almost a textbook example of a bullish stock market, and the shares of companies held in the Fund's portfolio took part, right alongside the shares of many other companies.

*   Dividends are not guaranteed.

4 Pioneer Equity Income Fund | Annual Report | 10/31/13

Q How did the Fund perform in that environment during the 12-month period ended October 31, 2013?

A Pioneer Equity Income Fund's Class A shares returned 26.52% at net asset value during the 12-month period ended October 31, 2013, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 28.29%. During the same period, the average return of the 388 mutual funds in Lipper's Equity Income Funds category was 23.47%, and the average return of the 1,187 mutual funds in Morningstar's Large-Cap Value Funds category was 26.84%.

Q Could you please talk in more detail about the Fund's performance during the 12 months ended October 31, 2013? Please discuss the slight underperformance of the Fund relative to its benchmark, the Russell Index.

A For the 12-month period as a whole, the Fund's positioning in the financials sector cost the most in benchmark-relative performance. However, the underperformance attributable to that positioning came during the first six months of the period, and in the second six months the positioning actually turned into a modest positive for performance, as some of the portfolio's financials holdings did better. On the other hand, the relative overweight in the portfolio to consumer staples and stock selection in that sector, both of which had helped relative returns in the first half of the 12-month period, turned into the largest source of negative relative returns in the second half, as several of the portfolio's food-processing and household-products companies faltered due to sluggish growth in their overseas markets.

    The most important positive contributor to the Fund's benchmark-relative performance during the 12 month-period was the portfolio's investments in energy--both its underweight to the meaningfully underperforming sector as well as stock selection within the sector, particularly the very modest exposure to the laggard stock of Exxon Mobil. Among other positive contributors to Fund performance were six stocks that received premium take-over bids over the course of the fiscal year. In the first half of the period, those names included H.J. Heinz and D.E. Master Blenders, while during the second half the companies in that favored category were Boise, Molex, Kaydon, and Warner Chilcott.

                       Pioneer Equity Income Fund | Annual Report | 10/31/13   5

Q Could you please discuss the changes that you made to the Fund's portfolio during the 12-month period ended October 31, 2013?

A We were active traders during the 12-month period, adding roughly three dozen holdings to the portfolio and liquidating about two dozen. Just to touch on a few examples: in consumer staples, while we saw two important holdings, H.J. Heinz and D.E. Master Blenders, acquired by other companies, we built back the portfolio's weighting in the sector by buying shares of Procter & Gamble, PepsiCo, and General Mills. We enlarged the portfolio's commitment to the materials sector by adding shares of the mining companies BHP Billiton, Freeport-McMoRan, and Rio Tinto, even while selling Cleveland Cliffs and Newmont Mining, which we regarded as less compelling participants in the mining industry. Electrolux and InterContinental Hotels diversified the Fund's exposure to the consumer-discretionary sector by adding, respectively, a name in household durables and a name in hotels. Health care showed numerous new portfolio entries over the course of the year, including AbbVie, a spin-off from the Fund's holding of Abbott Laboratories, Cardinal Health, Eli Lilly, and Zoetis, among others.

    In the financials sector, we have had some difficulties finding companies with what we regard as business stability that also provide reasonable dividend income as well as possibilities for dividend growth. BB & T, Swedbank, People's United Financial, and Northern Trust were four financials stocks that we added during the Fund's fiscal year that we thought met those qualifications. We continued to scour the information-technology sector for portfolio investments during the 12-month period; that sector of late has offered many more dividend-paying stocks than in former times. New portfolio entries in information technology during the 12-month period included Apple, Hewlett-Packard, Intel, Maxim Integrated Products, and NVIDIA.

    Finally, we bolstered the Fund's holdings in utilities after underperformance of the sector relative to the Russell Index appeared to create some potentially attractive purchase opportunities. Among our purchases in utilities were Northeast Utilities, Southern, Westar, and American Water Works.

    Sales from the portfolio during the 12-month comprised: several stocks that we felt had reached fair value, including EQT, Home Depot, and Bank of America; some holdings where we had come to question the companies'

6 Pioneer Equity Income Fund | Annual Report | 10/31/13 longer-term earnings potential, including Century Link, Cisco Systems, and Unilever; and other holdings we just regarded as less attractive than companies in which we wished to invest.

Q The Fund typically places an emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the 12-month period ended October 31, 2013?

A With generally low interest rates on bank deposits and uncertain prospects for bonds given the longer-term potential of rising interest rates, investors continued to think about dividend-paying stocks as a way to generate needed income. Fortunately, the changes to Federal tax laws at the beginning of the calendar year with respect to tax treatment of dividends were modest. Throughout the Fund's fiscal year companies did their part by continuing to boost dividends as their earnings grew. And numerous financial advisers and commentators kept a focus on dividends in the media and other public forums. So, on the whole, the Fund's emphasis on dividends and dividend-paying stocks kept the portfolio concentrated in the kinds of stocks that appeared to be on investors' minds during the 12-month period.

Q With an eventful 2013 drawing to a close, what is your outlook for the U.S. economy and the equity markets heading into 2014?

A As we write, investors have some worries about the contentious state of affairs in Washington, D.C., and the possibility that the New Year could bring renewed disagreement over the Federal budget and national debt. There is also the likelihood that the Fed will slow ("taper") its purchases of long-term Treasuries and mortgage-backed securities during the first half of calendar 2014. Investors are unsure what a "natural" level of interest rates--that is, a level of interest rates more determined by market forces than by Fed interventions--might look like. While unemployment has come down, it remains higher than it has usually been at this stage of an economic recovery. Also unusual at this point in the economic cycle is the continued cautiousness of business managers in regard to capital expenditure. The Affordable Care Act, the new, national health-care program, has got off to a rocky start and certainly so far has not provided any discernible economic boost. Finally, the tense international situation, especially in the Middle East, is a cause for concern as one looks at the whole global picture.

    Offsetting the worries are several sources of encouragement. Corporate earnings continue to be impressive, and many companies appear now to be achieving earnings growth not only through cost cutting but also by increasing sales. Corporate balance sheets, while starting to show somewhat

                         Pioneer Equity Income Fund | Annual Report | 10/31/13 7 higher debt ratios, are still quite strong. Dividend income presents investors with a potentially attractive way to supplement other income. Also, as we compare economic prospects in the U.S. with those in other parts of the world, we think that the U.S. markets will attract more foreign investment, which could serve to buoy up domestic markets and provide more capital for our companies to expand.

    In summary, we would be surprised if we were to see in the next 12 months the same kind of relatively smooth as well as substantial upward move in share prices that we have experienced in these past 12 months. We think that it might be prudent to expect more market turbulence as a result of some of the issues we have listed. Most years have, in fact, been more varied with respect to market activity; the 12-month period ended October 31, 2013, was unusual in being so consistently rewarding. Nonetheless, we believe that the investments in the Fund's portfolio have potential for further gains over time; it is certainly the object of our research effort to identify companies that we think have longer-term merit. We intend to keep the portfolio of the Fund invested in a way that we think can withstand pressures that may be exerted by movements in interest rates and shifts in economic conditions, but of course we can offer no assurances that we shall succeed in that effort.

    Thank you for your support.

Please refer to the Schedule of Investments on pages 20-26 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Equity Income Fund | Annual Report | 10/31/13

Portfolio Summary | 10/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        88.1%
International Common Stocks                                                9.2%
Depositary Receipts for International Stocks                               2.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                                                          15.8%
Financials                                                                14.5%
Materials                                                                 12.5%
Health Care                                                               12.0%
Utilities                                                                 11.5%
Information Technology                                                    10.7%
Consumer Discretionary                                                     6.8%
Industrials                                                                6.7%
Energy                                                                     5.7%
Telecommunication Services                                                 3.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   The Valspar Corp.                                                    3.44%
--------------------------------------------------------------------------------
 2.   The Gorman-Rupp Co.                                                  3.15
--------------------------------------------------------------------------------
 3.   The Hershey Co.                                                      2.06
--------------------------------------------------------------------------------
 4.   US Bancorp/MN                                                        1.92
--------------------------------------------------------------------------------
 5.   Cedar Fair LP                                                        1.87
--------------------------------------------------------------------------------
 6.   Verizon Communications, Inc.                                         1.84
--------------------------------------------------------------------------------
 7.   Wells Fargo & Co.                                                    1.79
--------------------------------------------------------------------------------
 8.   Swedbank AB                                                          1.76
--------------------------------------------------------------------------------
 9.   Mondelez International, Inc.                                         1.74
--------------------------------------------------------------------------------
10.   Kimberly-Clark Corp.                                                 1.73
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                         Pioneer Equity Income Fund | Annual Report | 10/31/13 9

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                      10/31/13                  10/31/12
--------------------------------------------------------------------------------
             A                         $34.35                    $27.96
--------------------------------------------------------------------------------
             B                         $34.13                    $27.77
--------------------------------------------------------------------------------
             C                         $33.94                    $27.64
--------------------------------------------------------------------------------
             R                         $34.71                    $28.24
--------------------------------------------------------------------------------
             Y                         $34.62                    $28.17
--------------------------------------------------------------------------------
             Z                         $34.38                    $27.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                      10/31/13                  12/20/12*
--------------------------------------------------------------------------------
             K                         $34.38                    $28.30
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net
                         Investment          Short-Term         Long-Term
           Class           Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
             A            $0.8897               $ --               $ --
--------------------------------------------------------------------------------
             B            $0.5303               $ --               $ --
--------------------------------------------------------------------------------
             C            $0.6701               $ --               $ --
--------------------------------------------------------------------------------
             K            $0.5800               $ --               $ --
--------------------------------------------------------------------------------
             R            $0.7865               $ --               $ --
--------------------------------------------------------------------------------
             Y            $0.9957               $ --               $ --
--------------------------------------------------------------------------------
             Z            $0.9521               $ --               $ --
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-17.

*  Class K shares were first publicly offered on December 20, 2012.

10 Pioneer Equity Income Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
10 Years                     8.23%                    7.59%
5 Years                     12.75                    12.73
1 Year                      26.52                    19.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised April 26, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Equity Income Fund   Russell 1000 Value Index
10/31/2003                $  9,425                     $ 10,000
10/31/2004                $ 10,963                     $ 11,545
10/31/2005                $ 12,155                     $ 12,915
10/31/2006                $ 14,782                     $ 15,686
10/31/2007                $ 16,292                     $ 17,386
10/31/2008                $ 11,406                     $ 10,988
10/31/2009                $ 11,143                     $ 11,514
10/31/2010                $ 13,412                     $ 13,322
10/31/2011                $ 14,923                     $ 14,143
10/31/2012                $ 16,428                     $ 16,532
10/31/2013                $ 20,786                     $ 21,209

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     7.21%                    7.21%
5 Years                     11.58                    11.58
1 Year                      25.14                    21.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised April 26, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            2.27%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                          Pioneer Equity Income Fund   Russell 1000 Value Index
10/31/2003                $ 10,000                     $ 10,000
10/31/2004                $ 11,534                     $ 11,545
10/31/2005                $ 12,675                     $ 12,915
10/31/2006                $ 15,280                     $ 15,686
10/31/2007                $ 16,701                     $ 17,386
10/31/2008                $ 11,594                     $ 10,988
10/31/2009                $ 11,216                     $ 11,514
10/31/2010                $ 13,373                     $ 13,322
10/31/2011                $ 14,725                     $ 14,143
10/31/2012                $ 16,025                     $ 16,532
10/31/2013                $ 20,054                     $ 21,209

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Equity Income Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     7.40%                    7.40%
5 Years                     11.90                    11.90
1 Year                      25.61                    25.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised April 26, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Equity Income Fund   Russell 1000 Value Index
10/31/2003                $ 10,000                     $ 10,000
10/31/2004                $ 11,540                     $ 11,545
10/31/2005                $ 12,692                     $ 12,915
10/31/2006                $ 15,313                     $ 15,686
10/31/2007                $ 16,749                     $ 17,386
10/31/2008                $ 11,636                     $ 10,988
10/31/2009                $ 11,274                     $ 11,514
10/31/2010                $ 13,468                     $ 13,322
10/31/2011                $ 14,876                     $ 14,143
10/31/2012                $ 16,253                     $ 16,532
10/31/2013                $ 20,415                     $ 21,209

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 13

Performance Update | 10/31/13                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                          If                         If
Period                    Held                       Redeemed
--------------------------------------------------------------------------------
10 Years                   8.27%                      8.27%
5 Years                   12.84                      12.84
1 Year                    27.00                      27.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised April 26, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Equity Income Fund   Russell 1000 Value Index
10/31/2003                $ 10,000                     $ 10,000
10/31/2004                $ 11,633                     $ 11,545
10/31/2005                $ 12,898                     $ 12,915
10/31/2006                $ 15,685                     $ 15,686
10/31/2007                $ 17,288                     $ 17,386
10/31/2008                $ 12,103                     $ 10,988
10/31/2009                $ 11,824                     $ 11,514
10/31/2010                $ 14,231                     $ 13,322
10/31/2011                $ 15,834                     $ 14,143
10/31/2012                $ 17,431                     $ 16,532
10/31/2013                $ 22,137                     $ 21,209

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Equity Income Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     8.00%                    8.00%
5 Years                     12.44                    12.44
1 Year                      26.13                    26.13
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised April 26, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.44%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Equity Income Fund   Russell 1000 Value Index
10/31/2003                $ 10,000                     $ 10,000
10/31/2004                $ 11,622                     $ 11,545
10/31/2005                $ 12,858                     $ 12,915
10/31/2006                $ 15,611                     $ 15,686
10/31/2007                $ 17,187                     $ 17,386
10/31/2008                $ 12,008                     $ 10,988
10/31/2009                $ 11,708                     $ 11,514
10/31/2010                $ 14,052                     $ 13,322
10/31/2011                $ 15,592                     $ 14,143
10/31/2012                $ 17,114                     $ 16,532
10/31/2013                $ 21,586                     $ 21,209

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 15

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     8.68%                    8.68%
5 Years                     13.23                    13.23
1 Year                      26.98                    26.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised April 26, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Equity Income Fund   Russell 1000 Value Index
10/31/2003                $ 5,000,000                  $ 5,000,000
10/31/2004                $ 5,844,217                  $ 5,772,664
10/31/2005                $ 6,505,155                  $ 6,457,585
10/31/2006                $ 7,942,508                  $ 7,843,183
10/31/2007                $ 8,788,743                  $ 8,692,906
10/31/2008                $ 6,177,258                  $ 5,494,112
10/31/2009                $ 6,063,188                  $ 5,756,994
10/31/2010                $ 7,335,228                  $ 6,661,210
10/31/2011                $ 8,195,891                  $ 7,071,579
10/31/2012                $ 9,053,713                  $ 8,266,016
10/31/2013                $11,495,917                  $10,604,391

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Equity Income Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     8.46%                    8.46%
5 Years                     13.12                    13.12
1 Year                      26.80                    26.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013,
as revised April 26, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Equity Income Fund   Russell 1000 Value Index
10/31/2003                $ 10,000                     $ 10,000
10/31/2004                $ 11,633                     $ 11,545
10/31/2005                $ 12,898                     $ 12,915
10/31/2006                $ 15,685                     $ 15,686
10/31/2007                $ 17,314                     $ 17,386
10/31/2008                $ 12,162                     $ 10,988
10/31/2009                $ 11,934                     $ 11,514
10/31/2010                $ 14,421                     $ 13,322
10/31/2011                $ 16,103                     $ 14,143
10/31/2012                $ 17,764                     $ 16,532
10/31/2013                $ 22,525                     $ 21,209

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

-----------------------------------------------------------------------------------------------------
Share Class                A           B           C           K         R          Y          Z
-----------------------------------------------------------------------------------------------------
Beginning Account     $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 5/1/13
-----------------------------------------------------------------------------------------------------
Ending Account        $1,092.67   $1,080.84   $1,088.47   $1,102.31  $1,091.00  $1,094.66  $1,093.95
Value (after
expenses) on
10/31/13
-----------------------------------------------------------------------------------------------------
Expenses Paid         $    5.96   $   11.80   $    9.84   $    3.66  $    7.59  $    4.17  $    4.75
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying Funds. These combined totals were 1.13%, 2.25%, 1.87%, 0.69% 1.44%, 0.79%, and 0.90% for Class A, Class B, Class C, Class K,
    Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Equity Income Fund | Annual Report | 10/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2013, through October 31, 2013.

-----------------------------------------------------------------------------------------------------
Share Class                A          B           C           K          R          Y          Z
-----------------------------------------------------------------------------------------------------
Beginning Account     $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 5/1/13
-----------------------------------------------------------------------------------------------------
Ending Account        $1,019.51   $1,013.86   $1,015.78   $1,021.73  $1,017.95  $1,021.22  $1,020.67
Value (after
expenses) on
10/31/13
-----------------------------------------------------------------------------------------------------
Expenses Paid         $    5.75   $   11.42   $    9.50   $    3.52  $    7.32  $    4.02  $    4.58
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying Funds. These combined totals were 1.13%, 2.25%, 1.87%, 0.69% 1.44%, 0.79%, and 0.90% for Class A, Class B, Class C, Class K,
    Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 19

Schedule of Investments | 10/31/13

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               ENERGY -- 5.8%
               Oil & Gas Drilling -- 0.6%
     200,000   Seadrill, Ltd.                                         $    9,324,000
------------------------------------------------------------------------------------
               Integrated Oil & Gas -- 1.2%
      29,400   Chevron Corp.                                          $    3,526,824
     150,000   Occidental Petroleum Corp.                                 14,412,000
                                                                      --------------
                                                                      $   17,938,824
------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 1.7%
     139,160   ConocoPhillips                                         $   10,200,428
     426,800   Marathon Oil Corp.                                         15,048,968
                                                                      --------------
                                                                      $   25,249,396
------------------------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 1.1%
     224,000   Marathon Petroleum Corp. *                             $   16,051,840
------------------------------------------------------------------------------------
               Oil & Gas Storage & Transportation -- 1.2%
     483,800   Spectra Energy Corp.                                   $   17,208,766
                                                                      --------------
               Total Energy                                           $   85,772,826
------------------------------------------------------------------------------------
               MATERIALS -- 12.5%
               Commodity Chemicals -- 1.4%
     271,000   LyondellBasell Industries NV                           $   20,216,600
------------------------------------------------------------------------------------
               Diversified Chemicals -- 0.7%
     110,000   EI du Pont de Nemours & Co.                            $    6,732,000
     100,000   The Dow Chemical Co.                                        3,947,000
                                                                      --------------
                                                                      $   10,679,000
------------------------------------------------------------------------------------
               Specialty Chemicals -- 4.6%
       5,000   Givaudan SA                                            $    7,110,130
     200,454   Johnson Matthey Plc                                         9,664,127
     730,300   The Valspar Corp.                                          51,099,090
                                                                      --------------
                                                                      $   67,873,347
------------------------------------------------------------------------------------
               Paper Packaging -- 0.6%
     227,500   Sonoco Products Co.                                    $    9,245,600
------------------------------------------------------------------------------------
               Diversified Metals & Mining -- 4.5%
     280,000   BHP Billiton, Ltd. (A.D.R.)                            $   19,793,200
     255,100   Compass Minerals International, Inc.                       18,997,297
     600,000   Freeport-McMoRan Copper & Gold, Inc.                       22,056,000
     120,000   Rio Tinto Plc (A.D.R.)                                      6,084,000
                                                                      --------------
                                                                      $   66,930,497
------------------------------------------------------------------------------------
               Paper Products -- 0.7%
     233,100   International Paper Co.                                $   10,398,591
                                                                      --------------
               Total Materials                                        $  185,343,635
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Equity Income Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               CAPITAL GOODS -- 4.9%
               Industrial Conglomerates -- 1.7%
     959,984   General Electric Co.                                   $   25,093,982
------------------------------------------------------------------------------------
               Industrial Machinery -- 3.2%
   1,146,943   The Gorman-Rupp Co.+                                   $   46,726,458
                                                                      --------------
               Total Capital Goods                                    $   71,820,440
------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 1.9%
               Office Services & Supplies -- 0.6%
     202,600   Mine Safety Appliances Co.                             $    9,757,216
------------------------------------------------------------------------------------
               Diversified Support Services -- 1.3%
     300,000   G&K Services, Inc.                                     $   18,720,000
                                                                      --------------
               Total Commercial Services & Supplies                   $   28,477,216
------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 1.5%
               Automobile Manufacturers -- 1.5%
   1,333,200   Ford Motor Co.                                         $   22,811,052
                                                                      --------------
               Total Automobiles & Components                         $   22,811,052
------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 0.7%
               Household Appliances -- 0.7%
     400,000   Electrolux AB                                          $    9,890,356
                                                                      --------------
               Total Consumer Durables & Apparel                      $    9,890,356
------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.7%
               Hotels, Resorts & Cruise Lines -- 0.8%
     330,776   InterContinental Hotels Group Plc                      $    9,645,770
      69,224   InterContinental Hotels Group Plc (A.D.R.)                  2,031,724
                                                                      --------------
                                                                      $   11,677,494
------------------------------------------------------------------------------------
               Leisure Facilities -- 1.9%
     607,087   Cedar Fair LP                                          $   27,834,939
                                                                      --------------
               Total Consumer Services                                $   39,512,433
------------------------------------------------------------------------------------
               MEDIA -- 1.0%
               Movies & Entertainment -- 0.6%
     450,000   Regal Entertainment Group                              $    8,554,500
------------------------------------------------------------------------------------
               Publishing -- 0.4%
     114,100   John Wiley & Sons, Inc.                                $    5,738,089
                                                                      --------------
               Total Media                                            $   14,292,589
------------------------------------------------------------------------------------
               RETAILING -- 1.0%
               Distributors -- 1.0%
     188,800   Genuine Parts Co.                                      $   14,883,104
                                                                      --------------
               Total Retailing                                        $   14,883,104
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 21

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 0.4%
               Food Retail -- 0.4%
   1,000,000   J Sainsbury Plc                                        $    6,331,330
                                                                      --------------
               Total Food & Staples Retailing                         $    6,331,330
------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 11.7%
               Soft Drinks -- 1.6%
     353,400   Dr. Pepper Snapple Group, Inc.                         $   16,733,490
      90,700   PepsiCo, Inc.                                               7,626,963
                                                                      --------------
                                                                      $   24,360,453
------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 10.1%
     443,300   Campbell Soup Co.                                      $   18,871,281
     170,000   General Mills, Inc.                                         8,571,400
     457,800   Hillshire Brands Co.                                       15,029,574
      62,191   John B Sanfilippo & Son, Inc.                               1,528,655
     280,000   Kellogg Co.                                                17,710,000
     450,600   Kraft Foods Group, Inc.                                    24,503,628
     100,000   McCormick & Co., Inc.                                       6,915,000
     769,000   Mondelez International, Inc.                               25,869,160
     308,900   The Hershey Co.                                            30,655,236
                                                                      --------------
                                                                      $  149,653,934
                                                                      --------------
               Total Food, Beverage & Tobacco                         $  174,014,387
------------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 3.6%
               Household Products -- 3.6%
     238,500   Kimberly-Clark Corp.                                   $   25,758,000
     222,400   The Clorox Co.                                             20,058,256
     100,000   The Procter & Gamble Co.                                    8,075,000
                                                                      --------------
                                                                      $   53,891,256
                                                                      --------------
               Total Household & Personal Products                    $   53,891,256
------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 5.5%
               Health Care Equipment -- 3.8%
     313,900   Abbott Laboratories                                    $   11,473,045
     244,100   Becton Dickinson and Co.                                   25,662,233
     104,700   Medtronic, Inc.                                             6,009,780
   1,079,500   Smith & Nephew Plc                                         13,807,942
                                                                      --------------
                                                                      $   56,953,000
------------------------------------------------------------------------------------
               Health Care Distributors -- 1.7%
     100,000   Cardinal Health, Inc.                                  $    5,866,000
     509,300   Owens & Minor, Inc.                                        19,058,006
                                                                      --------------
                                                                      $   24,924,006
                                                                      --------------
               Total Health Care Equipment & Services                 $   81,877,006
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Income Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 6.5%
               Pharmaceuticals -- 6.5%
     313,900   AbbVie, Inc.                                           $   15,208,455
     100,000   AstraZeneca Plc (A.D.R.)                                    5,286,000
     259,300   Eli Lilly & Co.                                            12,918,326
     251,700   Johnson & Johnson                                          23,309,937
     353,405   Merck & Co., Inc.                                          15,935,031
      75,000   Novartis AG (A.D.R.)                                        5,816,250
     426,645   Pfizer, Inc.                                               13,089,469
     149,269   Zoetis, Inc.                                                4,725,857
                                                                      --------------
                                                                      $   96,289,325
                                                                      --------------
               Total Pharmaceuticals, Biotechnology & Life Sciences   $   96,289,325
------------------------------------------------------------------------------------
               BANKS -- 11.8%
               Diversified Banks -- 8.0%
     219,400   Bank of Montreal                                       $   15,292,180
     267,000   Canadian Imperial Bank of Commerce                         22,729,402
   1,000,000   Swedbank AB                                                26,116,722
     761,700   US Bancorp/MN                                              28,457,112
     622,400   Wells Fargo & Co.                                          26,570,256
                                                                      --------------
                                                                      $  119,165,672
------------------------------------------------------------------------------------
               Regional Banks -- 2.1%
     427,900   BB&T Corp.                                             $   14,535,763
     220,800   The PNC Financial Services Group, Inc.                     16,235,424
                                                                      --------------
                                                                      $   30,771,187
------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance -- 1.7%
   1,028,800   New York Community Bancorp, Inc.                       $   16,676,848
     530,000   People's United Financial, Inc.                             7,647,900
                                                                      --------------
                                                                      $   24,324,748
                                                                      --------------
               Total Banks                                            $  174,261,607
------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 0.8%
               Asset Management & Custody Banks -- 0.8%
     277,100   Federated Investors, Inc. (Class B)                    $    7,514,952
      65,000   Northern Trust Corp.                                        3,667,300
                                                                      --------------
                                                                      $   11,182,252
                                                                      --------------
               Total Diversified Financials                           $   11,182,252
------------------------------------------------------------------------------------
               INSURANCE -- 1.8%
               Property & Casualty Insurance -- 1.8%
     185,587   The Chubb Corp.                                        $   17,088,851
     105,000   The Travelers Companies, Inc.                               9,061,500
                                                                      --------------
                                                                      $   26,150,351
                                                                      --------------
               Total Insurance                                        $   26,150,351
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 23

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               REAL ESTATE -- 0.3%
               Office REIT -- 0.3%
      68,671   Alexandria Real Estate Equities, Inc.                  $    4,517,178
                                                                      --------------
               Total Real Estate                                      $    4,517,178
------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 1.5%
               IT Consulting & Other Services -- 0.6%
     125,000   Leidos Holdings, Inc.                                  $    5,886,250
      71,428   Science Applications International Corp.                    2,517,837
                                                                      --------------
                                                                      $    8,404,087
------------------------------------------------------------------------------------
               Systems Software -- 0.9%
     400,000   Microsoft Corp.                                        $   14,140,000
                                                                      --------------
               Total Software & Services                              $   22,544,087
------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.1%
               Computer Hardware -- 0.5%
       8,100   Apple, Inc.                                            $    4,231,035
     125,000   Hewlett-Packard Co.                                         3,046,250
                                                                      --------------
                                                                      $    7,277,285
------------------------------------------------------------------------------------
               Electronic Manufacturing Services -- 1.1%
     419,300   Molex, Inc.                                            $   16,143,050
------------------------------------------------------------------------------------
               Technology Distributors -- 0.5%
      96,000   Anixter International, Inc.*                           $    8,207,040
                                                                      --------------
               Total Technology Hardware & Equipment                  $   31,627,375
------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 7.1%
               Semiconductor Equipment -- 0.2%
      86,033   Cabot Microelectronics Corp.*                          $    3,517,889
------------------------------------------------------------------------------------
               Semiconductors -- 6.9%
     448,700   Analog Devices, Inc.                                   $   22,120,910
     580,000   Intel Corp.                                                14,169,400
     303,300   Linear Technology Corp.                                    12,477,762
     200,000   Maxim Integrated Products, Inc.                             5,940,000
     550,500   Microchip Technology, Inc.                                 23,649,480
     500,000   NVIDIA Corp.                                                7,590,000
     354,200   Xilinx, Inc.                                               16,087,764
                                                                      --------------
                                                                      $  102,035,316
                                                                      --------------
               Total Semiconductors & Semiconductor Equipment         $  105,553,205
------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 3.3%
               Integrated Telecommunication Services -- 3.3%
     396,900   AT&T, Inc.                                             $   14,367,780
   2,400,000   Singapore Telecommunications, Ltd.                          7,306,995
     541,584   Verizon Communications, Inc.                               27,355,408
                                                                      --------------
                                                                      $   49,030,183
                                                                      --------------
               Total Telecommunication Services                       $   49,030,183
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Income Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------
 Shares                                                               Value
------------------------------------------------------------------------------------
               UTILITIES -- 11.5%
               Electric Utilities -- 4.0%
     287,150   American Electric Power Co., Inc.                      $   13,450,106
     182,600   Duke Energy Corp.                                          13,097,898
     119,900   NextEra Energy, Inc.                                       10,161,525
     200,000   Northeast Utilities                                         8,578,000
     200,000   The Southern Co.                                            8,182,000
     200,000   Westar Energy, Inc.                                         6,322,000
                                                                      --------------
                                                                      $   59,791,529
------------------------------------------------------------------------------------
               Gas Utilities -- 3.4%
     370,500   AGL Resources, Inc.                                    $   17,732,130
     239,700   National Fuel Gas Co.                                      17,150,535
     655,000   Questar Corp.                                              15,497,300
                                                                      --------------
                                                                      $   50,379,965
------------------------------------------------------------------------------------
               Multi-Utilities -- 3.5%
     295,000   Alliant Energy Corp.                                   $   15,404,900
     498,500   Ameren Corp.                                               18,035,730
     324,372   Consolidated Edison, Inc.                                  18,884,938
                                                                      --------------
                                                                      $   52,325,568
------------------------------------------------------------------------------------
               Water Utilities -- 0.6%
     200,000   American Water Works Co, Inc.                          $    8,574,000
                                                                      --------------
               Total Utilities                                        $  171,071,062
------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $1,056,298,220)                                  $1,481,144,255
------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.9%
               (Cost $1,056,298,220) (a)                              $1,481,144,255
------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.1%                     $    1,161,503
------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                             $1,482,305,758
====================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company. See Notes to Financial Statements - Note 7.

(a) At October 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,042,052,993 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                           $444,504,539
           Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                             (5,413,277)
                                                                                  ------------
           Net unrealized appreciation                                            $439,091,262
                                                                                  ============

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 25

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2013 aggregated $461,453,510 and $348,902,092, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments:

-------------------------------------------------------------------------------
                         Level 1             Level 2   Level 3   Total
-------------------------------------------------------------------------------
Common Stocks            $1,481,144,255      $ --      $ --      $1,481,144,255
-------------------------------------------------------------------------------
Total                    $1,481,144,255      $ --      $ --      $1,481,144,255
===============================================================================

During the year ended October 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Income Fund | Annual Report | 10/31/13

Statement of Assets and Liabilities | 10/31/13

ASSETS:
  Investment in securities of unaffilitated issuers, at value
     (cost $1,048,971,878)                                                    $1,434,417,797
  Investment in securities of affiliated issuers, at value (cost $7,326,342)      46,726,458
---------------------------------------------------------------------------------------------
     Total investments in securities, at value (cost $1,056,298,220)          $1,481,144,255
  Cash                                                                             7,756,542
  Foreign currency (cost $189,910)                                                   198,767
  Receivables --
     Investment securities sold
     Fund shares sold                                                              2,504,658
     Dividends                                                                     2,543,227
  Other                                                                               81,733
---------------------------------------------------------------------------------------------
         Total assets                                                         $1,494,229,182
=============================================================================================
LIABILITIES:
  Payables --
      Investment securities purchased                                         $    9,055,829
      Fund shares repurchased                                                      2,360,105
  Due to affiliates                                                                  422,246
  Accrued expenses                                                                    85,244
---------------------------------------------------------------------------------------------
         Total liabilities                                                    $   11,923,424
=============================================================================================
NET ASSETS:
  Paid-in capital                                                             $  991,258,136
  Undistributed net investment income                                             17,077,953
  Accumulated net realized loss on investments                                    49,112,806
  Net unrealized appreciation on investments                                     424,846,035
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                   10,828
---------------------------------------------------------------------------------------------
         Total net assets                                                     $1,482,305,758
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $826,038,628/24,051,178 shares)                           $        34.35
  Class B (based on $13,779,141/403,735 shares)                               $        34.13
  Class C (based on $104,890,162/3,090,473 shares)                            $        33.94
  Class K (based on $117,128/3,407 shares)                                    $        34.38
  Class R (based on $85,986,375/2,477,635 shares)                             $        34.71
  Class Y (based on $448,509,113/12,957,072 shares)                           $        34.62
  Class Z (based on $2,985,211/86,833 shares)                                 $        34.38
MAXIMUM OFFERING PRICE:
  Class A ($34.35 (divided by) 94.25%)                                        $        36.45
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 27

Statement of Operations

For the Year Ended 10/31/13

INVESTMENT INCOME:
  Dividends (including income from affiliated issuers of $114,694
     and net of foreign tax withheld of $538,634)                   $ 46,424,246
  Interest                                                                 2,073
------------------------------------------------------------------------------------------------
         Total investment income                                                    $ 46,426,319
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  8,016,832
  Transfer agent fees and expenses
     Class A                                                             524,094
     Class B                                                              61,863
     Class C                                                              51,909
     Class R                                                               5,276
     Class Y                                                               4,050
     Class Z                                                                 837
  Distribution fees
     Class A                                                           1,890,130
     Class B                                                             148,539
     Class C                                                             894,899
     Class R                                                             410,074
  Shareholder communications expense                                   1,624,939
  Administrative reimbursement                                           393,455
  Custodian fees                                                          38,059
  Registration fees                                                      132,187
  Professional fees                                                       95,031
  Printing expense                                                        44,357
  Fees and expenses of nonaffiliated Trustees                             49,372
  Miscellaneous                                                           45,679
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 14,431,582
------------------------------------------------------------------------------------------------
         Net investment income                                                      $ 31,994,737
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                    $104,012,794
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies               238,045    $104,250,839
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                                    $177,481,041
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies                10,278    $177,491,319
------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                         $281,742,158
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $313,736,895
================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Income Fund | Annual Report | 10/31/13

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                             Year Ended         Year Ended
                                                             10/31/13           10/31/12
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   31,994,737     $   44,080,099
Net realized gain on investments and foreign
  currency transactions                                         104,250,839        102,609,879
Change in net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                 177,491,319        (37,741,913)
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations   $  313,736,895     $  108,948,065
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.89 and $0.84 per share, respectively)      $  (21,599,528)    $  (20,733,747)
      Class B ($0.53 and $0.53 per share, respectively)            (276,158)          (362,646)
      Class C ($0.67 and $0.65 per share, respectively)          (1,907,977)        (1,772,601)
      Class K ($0.58 and $0.00 per share, respectively)                (604)                --
      Class R ($0.79 and $0.76 per share, respectively)          (2,064,799)        (2,287,440)
      Class Y ($1.00 and $0.93 per share, respectively)         (12,526,595)        (9,837,012)
      Class Z ($0.95 and $0.90 per share, respectively)             (75,793)           (61,864)
-----------------------------------------------------------------------------------------------
         Total distributions to shareowners                  $  (38,451,454)    $  (35,055,310)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  364,605,306     $  279,258,877
Reinvestment of distributions                                    33,710,949         29,753,217
Cost of shares repurchased                                     (368,582,013)      (246,592,051)
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                             $   29,734,242     $   62,420,043
-----------------------------------------------------------------------------------------------
      Net increase in net assets                             $  305,019,683     $  136,312,798
NET ASSETS:
Beginning of year                                             1,177,286,075      1,040,973,277
-----------------------------------------------------------------------------------------------
End of year                                                  $1,482,305,758     $1,177,286,075
-----------------------------------------------------------------------------------------------
Undistributed net investment income                          $   17,077,953     $   22,989,224
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 29

-----------------------------------------------------------------------------------------------------
                                           '13 Shares   '13 Amount       '12 Shares   '12 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                                 5,532,427   $ 169,199,449     4,797,702   $   130,166,656
Reinvestment of distributions                 686,669      20,628,412       702,510        19,113,473
Less shares repurchased                    (6,463,743)   (198,413,459)   (5,258,739)     (143,878,140)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)                (244,647)  $  (8,585,598)      241,473   $     5,401,989
=====================================================================================================
Class B
Shares sold or exchanged                       29,611   $     899,348        48,972   $     1,321,876
Reinvestment of distributions                   8,981         261,420        12,690           342,580
Less shares repurchased                      (215,827)     (6,589,536)     (316,454)       (8,521,967)
-----------------------------------------------------------------------------------------------------
      Net decrease                           (177,235)  $  (5,428,768)     (254,792)  $    (6,857,511)
=====================================================================================================
Class C
Shares sold                                   888,119   $  27,428,798       642,057   $    17,278,593
Reinvestment of distributions                  45,013       1,329,232        44,420         1,196,619
Less shares repurchased                      (636,045)    (19,429,355)     (621,179)      (16,701,282)
-----------------------------------------------------------------------------------------------------
      Net increase                            297,087   $   9,328,675        65,298   $     1,773,930
=====================================================================================================
Class K*
Shares sold                                     3,409   $     110,538            --   $            --
Reinvestment of distributions                      12             399            --                --
Less shares repurchased                           (14)           (440)           --                --
-----------------------------------------------------------------------------------------------------
      Net increase                              3,407   $     110,497            --   $            --
=====================================================================================================
Class R
Shares sold                                   461,884   $  14,577,627       676,519   $    18,362,330
Reinvestment of distributions                  67,038       2,025,420        81,851         2,248,710
Less shares repurchased                      (868,818)    (26,998,223)     (896,312)      (24,682,037)
-----------------------------------------------------------------------------------------------------
      Net decrease                           (339,896)  $ (10,395,176)     (137,942)  $    (4,070,997)
=====================================================================================================
Class Y
Shares sold                                 4,883,671   $ 150,372,803     4,053,760   $   110,897,090
Reinvestment of distributions                 308,981       9,390,594       247,623         6,790,042
Less shares repurchased                    (3,686,500)   (114,975,277)   (1,897,740)      (52,293,684)
-----------------------------------------------------------------------------------------------------
      Net increase                          1,506,152   $  44,788,120     2,403,643   $    65,393,448
=====================================================================================================
Class Z
Shares sold                                    63,513   $   2,016,743        44,663   $     1,232,332
Reinvestment of distributions                   2,517          75,472         2,256            61,793
Less shares repurchased                       (70,444)     (2,175,723)      (18,763)         (514,941)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)                  (4,414)  $     (83,508)       28,156   $       779,184
=====================================================================================================

* Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Equity Income Fund | Annual Report | 10/31/13

Financial Highlights

----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           10/31/13   10/31/12   10/31/11   10/31/10   10/31/09
----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  27.96   $  26.19   $  23.92   $  20.24   $  21.28
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                   $   0.75   $   1.05   $   0.48   $   0.46   $   0.58
   Net realized and unrealized gain (loss) on investments      6.53       1.56       2.20       3.63      (1.12)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   7.28   $   2.61   $   2.68   $   4.09   $  (0.54)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.89)     (0.84)     (0.41)     (0.40)     (0.50)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   6.39   $   1.77   $   2.27   $   3.69   $  (1.04)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  34.35   $  27.96   $  26.19   $  23.92   $  20.24
================================================================================================================
Total return*                                                 26.52%     10.09%     11.26%     20.36%     (2.30)%
Ratio of net expenses to average net assets+                   1.10%      1.14%      1.15%      1.19%      1.23%
Ratio of net investment income to average net assets+          2.39%      3.86%      1.78%      1.93%      2.98%
Portfolio turnover rate                                          26%        49%        24%        15%        28%
Net assets, end of period (in thousands)                   $826,039   $679,254   $630,087   $606,693   $566,439
Ratios with reduction for fees paid indirectly:
   Total expenses                                              1.10%      1.14%      1.15%      1.19%      1.23%
   Net investment income                                       2.39%      3.86%      1.78%      1.93%      2.98%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 31

----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           10/31/13   10/31/12   10/31/11   10/31/10   10/31/09
----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 27.77    $ 26.02    $ 23.77    $ 20.10    $  21.14
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                   $  0.58    $  0.97    $  0.43    $  0.38    $   0.51
   Net realized and unrealized gain (loss) on investments     6.31       1.31       1.97       3.47       (1.23)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  6.89    $  2.28    $  2.40    $  3.85    $  (0.72)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.53)     (0.53)     (0.15)     (0.18)      (0.32)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  6.36    $  1.75    $  2.25    $  3.67    $  (1.04)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 34.13    $ 27.77    $ 26.02    $ 23.77    $  20.10
================================================================================================================
Total return*                                                25.14%      8.83%     10.12%     19.23%      (3.26)%
Ratio of net expenses to average net assets+                  2.22%      2.24%      2.17%      2.17%       2.20%
Ratio of net investment income to average net assets+         1.33%      2.81%      0.78%      0.98%       2.08%
Portfolio turnover rate                                         26%        49%        24%        15%         28%
Net assets, end of period (in thousands)                   $13,779    $16,136    $21,744    $32,604    $ 42,950
Ratios with reduction for fees paid indirectly:
   Total expenses                                             2.22%      2.24%      2.17%      2.17%       2.20%
   Net investment income                                      1.33%      2.81%      0.78%      0.98%       2.08%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Equity Income Fund | Annual Report | 10/31/13

----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           10/31/13   10/31/12   10/31/11   10/31/10   10/31/09
----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  27.64   $ 25.91    $ 23.66    $ 20.01    $ 21.04
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                   $   0.47   $  0.84    $  0.27    $  0.32    $  0.47
   Net realized and unrealized gain (loss) on investments      6.50      1.54       2.20       3.55      (1.16)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   6.97   $  2.38    $  2.47    $  3.87    $ (0.69)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.67)    (0.65)     (0.22)     (0.22)     (0.34)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   6.30   $  1.73    $  2.25    $  3.65    $ (1.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  33.94   $ 27.64    $ 25.91    $ 23.66    $ 20.01
================================================================================================================
Total return*                                                 25.61%     9.26%     10.45%     19.46%     (3.11)%
Ratio of net expenses to average net assets+                   1.84%     1.86%      1.91%      1.96%      2.04%
Ratio of net investment income to average net assets+          1.62%     3.13%      1.02%      1.17%      2.21%
Portfolio turnover rate                                          26%       49%        24%        15%        28%
Net assets, end of period (in thousands)                   $104,890   $77,219    $70,683    $66,536    $68,719
Ratios with reduction for fees paid indirectly:
   Total expenses                                              1.84%     1.86%      1.91%      1.96%      2.04%
   Net investment income                                       1.62%     3.13%      1.02%      1.17%      2.21%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 33

---------------------------------------------------------------------------------------------------
                                                                                      12/20/12 (a)
                                                                                      to 10/31/13
---------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                                  $28.30
---------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
  Net investment income                                                               $ 0.03
  Net realized and unrealized gain (loss) on investments                                6.63
---------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                    $ 6.66
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                                (0.58)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $ 6.08
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $34.38
===================================================================================================
Total return*                                                                          23.72%(b)
Ratio of net expenses to average net assets+                                            0.66%**
Ratio of net investment income to average net assets+                                   1.84%**
Portfolio turnover rate                                                                   26%
Net assets, end of period (in thousands)                                              $  117
Ratios with reduction for fees paid indirectly:
  Total expenses                                                                        0.66%**
  Net investment income                                                                 1.84%**
===================================================================================================

(a) Class K shares were first publicly offered on December 20, 2012.

(b) Not Annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Equity Income Fund | Annual Report | 10/31/13

----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           10/31/13   10/31/12   10/31/11   10/31/10   10/31/09
----------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $ 28.24    $ 26.45    $ 24.14    $ 20.43    $ 21.45
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                   $  0.72    $  1.03    $  0.36    $  0.44    $  0.49
   Net realized and unrealized gain (loss) on investments     6.54       1.52       2.28       3.62      (1.07)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  7.26    $  2.55    $  2.64    $  4.07    $ (0.58)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.79)     (0.76)     (0.33)     (0.35)     (0.44)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  6.47    $  1.79    $  2.31    $  3.72    $ (1.02)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 34.71    $ 28.24    $ 26.45    $ 24.14    $ 20.43
================================================================================================================
Total return*                                                26.13%      9.76%     10.96%     20.03%     (2.50)%
Ratio of net expenses to average net assets+                  1.41%      1.41%      1.48%      1.44%      1.44%
Ratio of net investment income to average net assets+         2.09%      3.62%      1.46%      1.68%      2.71%
Portfolio turnover rate                                         26%        49%        24%        15%        28%
Net assets, end of period (in thousands)                   $85,986    $79,557    $78,159    $67,450    $68,904
Ratios with reduction for fees paid indirectly:
   Total expenses                                             1.41%      1.41%      1.48%      1.44%      1.44%
   Net investment income                                      2.09%      3.62%      1.46%      1.68%      2.71%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 35

-----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           10/31/13   10/31/12   10/31/11   10/31/10   10/31/09
-----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  28.17   $  26.38   $  24.09   $  20.37   $  21.41
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                   $   0.78   $   1.05   $   0.44   $   0.49   $   0.42
   Net realized and unrealized gain (loss) on investments      6.67       1.67       2.37       3.74      (0.87)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   7.45   $   2.72   $   2.81   $   4.22   $  (0.45)
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (1.00)     (0.93)     (0.52)     (0.51)     (0.59)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   6.45   $   1.79   $   2.29   $   3.71   $  (1.04)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  34.62   $  28.17   $  26.38   $  24.09   $  20.37
=================================================================================================================
Total return*                                                 26.98%     10.47%     11.73%     20.98%     (1.85)%
Ratio of net expenses to average net assets+                   0.76%      0.77%      0.75%      0.72%      0.75%
Ratio of net investment income to average net assets+          2.68%      4.20%      2.16%      2.38%      3.10%
Portfolio turnover rate                                          26%        49%        24%        15%        28%
Net assets, end of period (in thousands)                   $448,509   $322,567   $238,647   $148,995   $110,148
Ratios with reduction for fees paid indirectly:
   Total expenses                                              0.76%      0.77%      0.75%      0.72%      0.75%
   Net investment income                                       2.68%      4.20%      2.16%      2.38%      3.10%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Equity Income Fund | Annual Report | 10/31/13

----------------------------------------------------------------------------------------------------------------
                                                           Year       Year       Year       Year       Year
                                                           Ended      Ended      Ended      Ended      Ended
                                                           10/31/13   10/31/12   10/31/11   10/31/10   10/31/09
----------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                       $27.98     $26.21     $23.95     $20.27     $ 21.30
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
   Net investment income                                   $ 0.84     $ 0.93     $ 0.30     $ 0.38     $  0.45
   Net realized and unrealized gain (loss) on investments    6.51       1.74       2.48       3.80       (0.91)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $ 7.35     $ 2.67     $ 2.78     $ 4.18     $ (0.46)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.95)     (0.90)     (0.52)     (0.50)      (0.57)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ 6.40     $ 1.77     $ 2.26     $ 3.68     $ (1.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $34.38     $27.98     $26.21     $23.95     $ 20.27
================================================================================================================
Total return*                                               26.80%     10.31%     11.67%     20.84%      (1.88)%
Ratio of net expenses to average net assets+                 0.87%      0.87%      0.85%      0.81%       0.79%
Ratio of net investment income to average net assets+        2.58%      3.98%      2.05%      2.25%       3.24%
Portfolio turnover rate                                        26%        49%        24%        15%         28%
Net assets, end of period (in thousands)                   $2,985     $2,553     $1,653     $  505     $   233
Ratios with reduction for fees paid indirectly:
   Total expenses                                            0.87%      0.87%      0.85%      0.81%       0.95%
   Net investment income                                     2.58%      3.98%      2.05%      2.25%       3.08%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 37

Notes to Financial Statements | 10/31/13

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

38 Pioneer Equity Income Fund | Annual Report | 10/31/13

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the fund's investment advisor is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 39

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $545,446 to increase undistributed net investment income and $545,446 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    During the year ended October 31, 2013, a capital loss carryforward of $54,796,876 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                         2013               2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                               $38,451,454        $35,055,310
    ----------------------------------------------------------------------------
         Total                                    $38,451,454        $35,055,310
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $  2,669,324
    Undistributed long term capital gain                              49,276,208
    Net unrealized appreciation                                      439,102,090
    ----------------------------------------------------------------------------
       Total                                                        $491,047,622
    ============================================================================

40 Pioneer Equity Income Fund | Annual Report | 10/31/13

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings and partnerships.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $97,300 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 41

F.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contracts is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the year ended October 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $64,167, in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

42 Pioneer Equity Income Fund | Annual Report | 10/31/13

For the year ended October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  911,954
Class B                                                                   20,817
Class C                                                                  108,069
Class R                                                                  198,999
Class Y                                                                  380,731
Class Z                                                                    4,369
--------------------------------------------------------------------------------
   Total                                                              $1,624,939
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $337,781 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,298 in distribution fees payable to PFD at October 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 43 purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2013, CDSCs in the amount of $22,904 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2013, the Fund had no borrowings under the credit facility.

7. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended October 31, 2013:

-------------------------------------------------------------------------------------------
               Beginning                      Corporate
               Balance     Purchases Sales    Actions    Ending     Dividend
 Affiliates    (shares)    (shares)  (shares) (shares)   (shares)   Income     Value
-------------------------------------------------------------------------------------------
 The Gorman-
  Rupp Co.     1,146,943   --        --       --         1,146,943  $114,694   $46,726,458

44 Pioneer Equity Income Fund | Annual Report | 10/31/13

8. Forward Foreign Currency Contracts

During the year ended October 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2013 was $130,518. At October 31, 2013, the Fund had no outstanding forward foreign currency contracts.

9. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013 was as follows:

----------------------------------------------------------------------------------------------
                                                                 Change in
 Derivatives Not                                                 Unrealized        Realized
 Accounted for as                                                Appreciation      gain or
 hedging instruments                                             or (Depreciation  (loss) on
 Under Accounting           Location of Gain or (Loss)           on Derivatives    derivatives
 Standards Codification     on Derivatives Recognized            Recognized        Recognized
 (ASC) 815                  in Income                            in Income         in Income
----------------------------------------------------------------------------------------------
 Forward Foreign Currency   Change in net unrealized             $276,148
  Contracts                 appreciation on forward foreign
                            currency contracts and other
                            assets and liabilities denominated
                            in foreign currencies

 Forward Foreign Currency   Net realized gain (loss)                               $1,971
  Contracts                 on forward foreign currency
                            contracts and other assets and
                            liabilities denominated in
                            foreign currencies

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Equity Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income Fund (the "Fund"), including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

46 Pioneer Equity Income Fund | Annual Report | 10/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 47

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                         Term of Office and                                            Other Directorships
Position Held with the Fund           Length of Service     Principal Occupation                    Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)                  Trustee since 2006.   Chairman and Chief Executive Officer,   Director, Broadridge
Chairman of the Board                 Serves until a        Quadriserv, Inc. (technology products   Financial Solutions, Inc.
and Trustee                           successor trustee is  for securities lending industry) (2008  (investor communications and
                                      elected or earlier    - present); private investor (2004 -    securities processing
                                      retirement or         2008); and Senior Executive Vice        provider for financial
                                      removal.              President, The Bank of New York         services industry) (2009 -
                                                            (financial and securities services)     present); Director,
                                                            (1986 - 2004)                           Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner,
                                                                                                    New Jersey State Civil
                                                                                                    Service Commission (2011 -
                                                                                                    present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)                    Trustee since 2005.   Managing Partner, Federal City Capital  Director of Enterprise
Trustee                               Serves until a        Advisors (corporate advisory services   Community Investment, Inc.
                                      successor trustee is  company) (1997 - 2004 and 2008 -        (privately-held affordable
                                      elected or earlier    present); Interim Chief Executive       housing finance company)
                                      retirement or         Officer, Oxford Analytica, Inc.         (1985 - 2010); Director of
                                      removal.              (privately held research and            Oxford Analytica, Inc. (2008
                                                            consulting company) (2010); Executive   - present); Director of The
                                                            Vice President and Chief Financial      Swiss Helvetia Fund, Inc.
                                                            Officer, I-trax, Inc. (publicly traded  (closed-end fund) (2010 -
                                                            health care services company) (2004 -   present); and Director of
                                                            2007); and Executive Vice President     New York Mortgage Trust
                                                            and Chief Financial Officer, Pedestal   (publicly traded mortgage
                                                            Inc. (internet-based mortgage trading   REIT) (2004 - 2009, 2012 -
                                                            company) (2000 - 2002)                  present)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)             Trustee since 2008.   William Joseph Maier Professor of       Trustee, Mellon
Trustee                               Serves until a        Political Economy, Harvard University   Institutional Funds
                                      successor trustee is  (1972 - present)                        Investment Trust and Mellon
                                      elected or earlier                                            Institutional Funds Master
                                      retirement or                                                 Portfolio (oversaw 17
                                      removal.                                                      portfolios in fund complex)
                                                                                                    (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Equity Income Fund | Annual Report | 10/31/13

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                         Term of Office and                                            Other Directorships
Position Held with the Fund           Length of Service     Principal Occupation                    Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)             Trustee since 1990.   Founding Director, Vice President and   None
Trustee                               Serves until a        Corporate Secretary, The Winthrop
                                      successor trustee is  Group, Inc. (consulting firm)
                                      elected or earlier    (1982-present); Desautels Faculty of
                                      retirement or         Management, McGill University (1999 -
                                      removal.              present); and Manager of Research
                                                            Operations and Organizational
                                                            Learning, Xerox PARC, Xerox's advance
                                                            research center (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)              Trustee since 1990.   President and Chief Executive Officer,  Director of New America
Trustee                               Serves until a        Newbury, Piret & Company, Inc.          High Income Fund, Inc.
                                      successor trustee is  (investment banking firm) (1981 -       (closed-end investment
                                      elected or earlier    present)                                company) (2004 - present);
                                      retirement or                                                 and member, Board of
                                      removal.                                                      Governors, Investment
                                                                                                    Company Institute (2000 -
                                                                                                    2006)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)                  Trustee since 1993.   Senior Counsel, Sullivan & Cromwell     Director, The Swiss
Trustee                               Serves until a        LLP (law firm) (1998 - present); and    Helvetia Fund, Inc.
                                      successor trustee is  Partner, Sullivan & Cromwell LLP        (closed-end investment
                                      elected or earlier    (prior to 1998)                         company); and Director,
                                      retirement or                                                 Invesco, Ltd. (formerly
                                      removal.                                                      AMVESCAP, PLC) (investment
                                                                                                    manager) (1997-2005)
---------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 49

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                         Term of Office and                                            Other Directorships
Position Held with the Fund           Length of Service      Principal Occupation                   Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*, **          Since 1990. Serves at  Non-Executive Chairman and a director  None
Trustee, President and                the discretion of the  of Pioneer Investment Management USA
Chief Executive Officer               Board.                 Inc. ("PIM-USA"); Chairman and a
of the Fund                                                  director of Pioneer; Chairman and
                                                             Director of Pioneer Institutional
                                                             Asset Management, Inc. (since 2006);
                                                             Director of Pioneer Alternative
                                                             Investment Management Limited (Dublin)
                                                             (until October 2011); President and a
                                                             director of Pioneer Alternative
                                                             Investment Management (Bermuda)
                                                             Limited and affiliated funds; Deputy
                                                             Chairman and a director of Pioneer
                                                             Global Asset Management S.p.A.
                                                             ("PGAM") (until April 2010); Director
                                                             of Nano-C, Inc. (since 2003); Director
                                                             of Cole Management Inc. (2004 - 2011);
                                                             Director of Fiduciary Counseling, Inc.
                                                             (until December 2011); President of
                                                             all of the Pioneer Funds; and Retired
                                                             Partner, Wilmer Cutler Pickering Hale
                                                             and Dorr LLP
---------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*             Trustee since 2007.    Director, CEO and President of PIM-USA  None
Trustee and Executive                 Serves until a         (since February 2007); Director and
Vice President                        successor trustee is   President of Pioneer and Pioneer
                                      elected or earlier     Institutional Asset Management, Inc.
                                      retirement or          (since February 2007); Executive Vice
                                      removal.               President of all of the Pioneer Funds
                                                             (since March 2007); Director of PGAM
                                                             (2007 - 2010); Head of New Europe
                                                             Division, PGAM (2000 - 2005); Head of
                                                             New Markets Division, PGAM (2005 -
                                                             2007)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

50 Pioneer Equity Income Fund | Annual Report | 10/31/13

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                         Term of Office and                                             Other Directorships
Position Held with the Fund           Length of Service      Principal Occupation                    Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)            Since 2003. Serves at  Vice President and Associate General    None
Secretary                             the discretion of the  Counsel of Pioneer since January 2008
                                      Board.                 and Secretary of all of the Pioneer
                                                             Funds since June 2010; Assistant
                                                             Secretary of all of the Pioneer Funds
                                                             from September 2003 to May 2010; and
                                                             Vice President and Senior Counsel of
                                                             Pioneer from July 2002 to December
                                                             2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)                Since 2010. Serves at  Fund Governance Director of Pioneer     None
Assistant Secretary                   the discretion of the  since December 2006 and Assistant
                                      Board.                 Secretary of all the Pioneer Funds
                                                             since June 2010; Manager - Fund
                                                             Governance of Pioneer from December
                                                             2003 to November 2006; and Senior
                                                             Paralegal of Pioneer from January 2000
                                                             to November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)                     Since 2010. Serves at  Counsel of Pioneer since June 2007 and  None
Assistant Secretary                   the discretion of the  Assistant Secretary of all the Pioneer
                                      Board.                 Funds since June 2010; and Vice
                                                             President and Counsel at State Street
                                                             Bank from October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)                  Since 2008. Serves at  Vice President - Fund Treasury of       None
Treasurer and Chief Financial         the discretion of the  Pioneer; Treasurer of all of the
and Accounting Officer of             Board.                 Pioneer Funds since March 2008; Deputy
the Fund                                                     Treasurer of Pioneer from March 2004
                                                             to February 2008; and Assistant
                                                             Treasurer of all of the Pioneer Funds
                                                             from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)                 Since 2000. Serves at  Assistant Vice President - Fund         None
Assistant Treasurer                   the discretion of the  Treasury of Pioneer; and Assistant
                                      Board.                 Treasurer of all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)                    Since 2002. Serves at  Fund Accounting Manager - Fund          None
Assistant Treasurer                   the discretion of the  Treasury of Pioneer; and Assistant
                                      Board.                 Treasurer of all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/13 51

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                         Term of Office and                                             Other Directorships
Position Held with the Fund           Length of Service      Principal Occupation                    Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)                 Since 2009. Serves at  Fund Administration Manager - Fund      None
Assistant Treasurer                   the discretion of the  Treasury of Pioneer since November
                                      Board.                 2008; Assistant Treasurer of all of
                                                             the Pioneer Funds since January 2009;
                                                             and Client Service Manager -
                                                             Institutional Investor Services at
                                                             State Street Bank from March 2003 to
                                                             March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)                  Since 2010. Serves at  Chief Compliance Officer of Pioneer     None
Chief Compliance Officer              the discretion of the  and of all the Pioneer Funds since
                                      Board.                 March 2010; Director of Adviser and
                                                             Portfolio Compliance at Pioneer since
                                                             October 2005; and Senior Compliance
                                                             Officer for Columbia Management
                                                             Advisers, Inc. from October 2003 to
                                                             October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)                  Since 2006. Serves at  Director--Transfer Agency Compliance of  None
Anti-Money Laundering                 the discretion of the  Pioneer and Anti-Money Laundering
Officer                               Board.                 Officer of all the Pioneer Funds since
                                                             2006
---------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Equity Income Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] Pioneer
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19439-07-1213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Equity Income Fund:
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$31,686 in 2013 and $34,557 in 2012.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Equity Income Fund:
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
October 31, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Equity Income Fund:
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,131 and $8,290 for 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Equity Income Fund:
Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended October 31, 2013.
and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Equity Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2013

* Print the name and title of each signing officer under his or her signature.